Hennessy BP Midstream Fund
Schedule of Investments
July 31, 2021 (Unaudited)
	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 36.33%
Crude Oil & Refined Products - 2.21%
Enbridge, Inc. (a)	19,500	$767,325	2.21%

Gathering & Processing - 10.80%
Antero Midstream Corp.	72,000	684,000	1.96%
Targa Resources Corp.	73,000	3,074,030	8.84%
		3,758,030	10.80%
Natural Gas/NGL Transportation - 23.32%
Kinder Morgan, Inc.	148,090	2,573,804	7.40%
ONEOK, Inc.	42,026	2,184,091	6.28%
TC Energy Corp. (a)	11,942	581,934	1.67%
The Williams Companies, Inc.	110,652	2,771,833	7.97%
		8,111,662	23.32%
Total Common Stocks (Cost $8,220,298)		12,637,017	36.33%

PARTNERSHIPS & TRUSTS - 61.27%
Crude Oil & Refined Products - 29.63%
Genesis Energy LP	75,000	751,500	2.16%
Holly Energy Partners LP	37,700	776,620	2.23%
Magellan Midstream Partners LP	43,900	2,045,740	5.88%
MPLX LP	149,249	4,235,687	12.18%
Plains All American Pipeline LP	249,526	2,497,755	7.18%
		10,307,302	29.63%
Gathering & Processing - 4.83%
Western Midstream Partners LP	84,000	1,679,160	4.83%

Natural Gas/NGL Transportation - 26.81%
DCP Midstream LP	49,000	1,337,700	3.84%
Energy Transfer LP	443,700	4,374,882	12.58%
Enterprise Products Partners LP	160,100	3,613,457	10.39%
		9,326,039	26.81%
Total Partnerships & Trusts (Cost $16,818,119)		21,312,501	61.27%

SHORT-TERM INVESTMENTS - 1.96%
Money Market Funds - 1.96%
First American Government Obligations Fund, Institutional Class, 0.03% (b)	683,075	683,075	1.96%
Total Short-Term Investments (Cost $683,075)		683,075	1.96%

Total Investments (Cost $25,721,492) - 99.56%		34,632,593	99.56%
Other Assets in Excess of Liabilities - 0.44%		153,590	0.44%
TOTAL NET ASSETS - 100.00%		$34,786,183	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of July 31, 2021

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

Summary of Fair Value Exposure as of July 31, 2021

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, master limited partnerships, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of  a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of July 31, 2021, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Crude Oil & Refined Products	$767,325	$–	$–	$767,325
Gathering & Processing	3,758,030	–	–	3,758,030
Natural Gas/NGL Transportation	8,111,662	–	–	8,111,662
Total Common Stocks	$12,637,017	$–	$–	$12,637,017

Partnerships & Trusts
Crude Oil & Refined Products	$10,307,302	$–	$–	$10,307,302
Gathering & Processing	1,679,160	–	–	1,679,160
Natural Gas/NGL Transportation	9,326,039	–	–	9,326,039
Total Partnerships & Trusts	$21,312,501	$–	$–	$21,312,501

Short-Term Investments
Money Market Funds	$683,075	$–	$–	$683,075
Total Short-Term Investments	$683,075	$–	$–	$683,075

Total Investments	$34,632,593	$–	$–	$34,632,593